March 17, 2014

Supplement

SUPPLEMENT DATED MARCH 17, 2014 TO THE PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE GLOBAL INFRASTRUCTURE PORTFOLIO
CLASS X and CLASS Y
Dated April 30, 2013

On March 17, 2014, shareholders of Morgan Stanley Variable Investment Series (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Global Infrastructure Portfolio (the "Portfolio") and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio ("UIF Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to UIF Global Infrastructure in exchange for shares of UIF Global Infrastructure and pursuant to which the Portfolio will be liquidated and terminated (the "Reorganization"). Each Class X shareholder of the Portfolio will receive Class I shares of UIF Global Infrastructure and each Class Y shareholder of the Portfolio will receive Class II shares of UIF Global Infrastructure. It is anticipated that the Reorganization will be consummated on or about April 28, 2014. Effective as of the close of business on April 24, 2014, the Fund will suspend the continuous offering of Class X shares and Class Y shares of the Portfolio and thus, no further purchases of Class X shares or Class Y shares of the Portfolio may be made by investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.